HIGHLAND FUNDS II

(the “Trust”)

Highland U.S. Equity Fund (formerly, GE U.S. Equity Fund)

Highland Core Value Equity Fund (formerly, GE Core Value Equity Fund)

Highland Premier Growth Equity Fund (formerly, GE Premier Growth Equity Fund)

Highland Small-Cap Equity Fund (formerly, GE Small-Cap Equity Fund)

Highland Global Equity Fund (formerly, GE Global Equity Fund)

Highland International Equity Fund (formerly, GE International Equity Fund)

Highland Fixed Income Fund (formerly, GE Fixed Income Fund)

Highland Government Securities Fund (formerly, GE Government Securities Fund)

Highland Short-Term Government Fund (formerly, GE Short-Term Government Fund)

Highland Tax-Exempt Fund (formerly, GE Tax-Exempt Fund)

Highland Total Return Fund (formerly, GE Total Return Fund)

Highland Money Market Fund II (formerly, GE Money Market Fund)

(each a “Fund,” and collectively, the “Funds”)

Supplement Dated February 18, 2011

To The Funds’ Prospectus Dated January 28, 2011, as supplemented

Effective today, Highland Funds Asset Management, L.P. (“Highland”) is now the investment adviser for each Fund. GE Asset Management Incorporated (“GEAM”) is now the investment sub-adviser responsible for the day-to-day portfolio management for each of the Funds, other than Highland Small-Cap Equity Fund, which continues to be sub-advised by Palisade Capital Management, L.L.C. (“Palisade”) and Champlain Investment Partners, LLC (“Champlain”). Additionally, the Board of Trustees is now comprised of the following five members: Mr. Timothy K. Hui, Mr. Scott F. Kavanaugh, Mr. James F. Leary, Mr. Bryan A. Ward, and Mr. R. Joseph Dougherty.

Such changes were approved by the Board of Trustees of the Trust on September 20, 2010, subject to the approval of the shareholders of the Funds, and subsequently approved by shareholders of the Funds on December 21, 2010. The proposals, as approved by shareholders, are described below.

For all Funds

1.	A new investment advisory agreement for each Fund with Highland, to replace the current advisory agreement between each Fund and GEAM.

For all Funds (as noted below)

2.	New sub-advisory agreements between Highland and GEAM, and new sub-advisory agreements between Highland and certain of GE Small-Cap Equity Fund’s existing sub-advisers, as follows:

A. a new sub-advisory agreement with GEAM for each Fund, except GE Small-Cap Equity Fund;

B. a new sub-advisory agreement for GE Small-Cap Equity Fund, with its existing sub-adviser, Palisade; and

C. a new sub-advisory agreement for GE Small-Cap Equity Fund, with its existing sub-adviser, Champlain.

For all Funds

3.	Five (5) new trustees to the Board of Trustees of the Trust (named below):

Timothy K. Hui

Scott F. Kavanaugh

James F. Leary

Bryan A. Ward

R. Joseph Dougherty

For all Funds, except the GE Premier Growth Equity Fund

4.	Implementation of a “manager of managers” structure whereby Highland would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval.

For all Funds (as noted below)

5.	The amendment of certain fundamental investment policies of each Fund relating to: senior securities (except GE Small-Cap Equity Fund and GE Total Return Fund); real estate investments (except GE Total Return Fund); making loans (except GE Total Return Fund); borrowing (except GE Total Return Fund); diversification (except GE Small-Cap Equity Fund and GE Total Return Fund); concentration of investments (except GE Tax-Exempt Fund and GE Total Return Fund); and commodities (except GE Total Return Fund).

[This supplement should be retained with your Prospectus for future reference.]

February 18, 2011